8)

EXHIBIT B
Affidavit of Confession of Judgment

COMMONWEALTH OF MASSACHUSETTS

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AUCTUS FUND, LLC,

Plaintiff,

- against -

BLACKSTAR ENTERPRISE GROUP, INC.,

Defendants.

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Index No.

**AFFIDAVIT OF CONFESSION OF JUDGMENT**

COMMONWEALTH OF MASSACHUSETTS )
) ss.:

John Harris, being duly sworn, hereby deposes and says:

1. I am the Chief Executive Officer of defendant BLACKSTAR ENTERPRISE GROUP, INC., a Delaware corporation ("Borrower"). As such, I am fully familiar with all the facts and circumstances recited herein on personal knowledge. Borrower has its principal place of business at 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303. On behalf of the Borrower, I hereby confess judgment in favor of Auctus Fund, LLC ("Investor"), who has its principal place of business at 545 Boylston Street, 2nd Floor, Boston, MA 02116, in the amount of One Hundred Ten Thousand Dollars ($110,000.00), less any payments made on or after the date of this affidavit of confession of judgment, plus interest at default interest rate of twenty four (24%) percent per annum on said amount and all other applicable penalties under the Note (as defined herein). In no event shall interest payable hereunder exceed the maximum permissible under applicable law.

2. I hereby authorize the federal courts and/or state courts located in the Commonwealth of Massachusetts to enter judgment against Borrower in the amount of in the amount of One Hundred Ten Thousand Dollars ($110,000.00), less any payments made on or after the date of this affidavit of

confession of judgment, plus interest at default interest rate of twenty four (24%) percent per annum on said amount and all other applicable penalties under the Note, plus the costs and attorneys' fees that are set forth below, less any payments made on or after the date of this affidavit of confession of judgment, upon Borrower's failure for any reason to timely make any payment to Investor as provided in that certain convertible promissory note in the principal amount of $110,000.00 (the "Note"), issued by the Borrower to the Investor on or around April 26, 2019, due to the occurrence of an Event of Default (as defined in the Note) under the Note.

3. In order to secure these obligations, Borrower agreed to simultaneously deliver with the execution of the Note this Affidavit of Confession of Judgment.

4. The sums confessed pursuant to this affidavit of confession of judgment are justly due and owing to Investor under the following circumstances: Borrower entered into the Note pursuant to which Borrower promised to pay to the order of Investor the principal sum of One Hundred Ten Thousand Dollars ($110,000.00), plus interest as provided for therein. The amounts confessed by this affidavit represent a convertible promissory note investment by Investor in Borrower and arise out of Borrower's breach of its obligations under the Note.

5. Borrower agrees to pay any and all costs and expenses incurred by Investor in enforcing the terms of this affidavit of confession of judgment, including reasonable attorneys' fees and expenses at the rate of $475.00 per hour that Investor incurs or is billed for in connection with enforcing the terms of the affidavit of confession of judgment, entering any Judgment, collecting upon said Judgment, and defending or prosecuting any appeals.

8)

BLACKSTAR ENTERPRISE GROUP, INC.

By: ______________________

Name: John Harris

Title: Chief Executive Officer

STATE OF Colorado )
ss.:
COUNTY OF Boulder )

**ACKNOWLEDGMENT**

On April 30, 2019 before me personally came John Harris, to me known, who, by me duly sworn, did depose and say that deponent is an officer of BLACKSTAR ENTERPRISE GROUP, INC., the corporation described in, and which executed the foregoing affidavit of confession of judgment, that deponent knows the seal of the corporation, that the seal affixed to the affidavit of confession of judgment is the corporation's seal, that it was affixed by order of the board of directors of the corporation and that deponent signed deponent's name by like order.

______________________

Notary Public

SEAL: LYLE JONES
Notary Public
State of Colorado
Notary ID 20154045386
My Commission Expires Nov 20, 2019

**[Signature Page to Affidavit of Confession of Judgment]**